        As filed with the Securities and Exchange Commission on January 7, 2000
                                                      Registration No. 333-
================================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                             ------------------
                                  FORM S-3
                           REGISTRATION STATEMENT
                                    Under
                         The Securities Act of 1933
                             ------------------
                             INFOSPACE.COM, INC.
           (Exact name of Registrant as specified in its charter)
                             ------------------

     DELAWARE                      7375                         91-1718107
  (State or other           (Primary Standard                (I.R.S. Employer
  jurisdiction of               Industrial                    Identification
  incorporation or         Classification Code                    Number)
   organization)                  Number)

                           15375 N. E. 90th Street
                          Redmond, Washington 98052
                               (425) 602-0600
  (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                             ------------------
                            ELLEN B. ALBEN, ESQ.
             Senior Vice President, Legal and Business Affairs,
                                and Secretary
                             INFOSPACE.COM, INC.
                           15375 N. E. 90th Street
                          Redmond, Washington 98052
                               (425) 602-0600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ------------------
                                 Copies to:
                         PATRICK J. SCHULTHEIS, ESQ.
                            RICHARD C. SOHN, ESQ.
                      WILSON SONSINI GOODRICH & ROSATI
                          Professional Corporation
                             5300 Carillon Point
                       Kirkland, Washington 98033-7356
                             ------------------
Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-93167
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                             ------------------
                       CALCULATION OF REGISTRATION FEE

=======================================================================================================================
            Title of Each Class               Amount to be  Proposed Maximum    Proposed Maximum         Amount of
              of Securities to                 Registered    Offering Price    Aggregate Offering   Registration Fee(2)
               be Registered                                  Per Share (1)         Price (1)
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0001 par value.............     1,882           $89.25            $167,968.50             $100
=======================================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee, based on the average high and low trading price of the Common Stock reported on the Nasdaq National Market on January 5, 2000 in accordance with Rule 457(c) under the Securities Act of 1933.
(2) 1,559,650 shares (after giving effect to a two-for-one split of the registrant's common stock on January 4, 2000) were registered under registration statement no. 333-93167. A filing fee of $29,645.83 was previously paid with such earlier registration statement.
                               ------------------
  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.
================================================================================

              INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                   ON FORM S-3, REGISTRATION NUMBER 333-93167

We hereby incorporate by reference into this registration statement on Form S-3 in its entirety the registration statement on Form S-3, registration number 333-93167, declared effective on December 22, 1999 by the Securities and Exchange Commission, including each of the documents we filed with the Commission and incorporated or were deemed to be incorporated by reference therein and all exhibits thereto.

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  EXHIBITS

The following documents are filed as exhibits to this registration statement:

  5.1    Opinion of Wilson Sonsini Goodrich & Rosati
  23.1   Consent of Deloitte & Touche LLP, independent auditors
  23.2 Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibit 5.1) 24.1* Power of Attorney

_________________
*Incorporated by reference to registration statement on Form S-3 (file number
 333-93167).

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redmond, State of Washington, on the 6th day of January, 2000.

                                        INFOSPACE.COM, INC.

                                        By   /s/  Ellen B. Alben
                                            -----------------------------
                                            Ellen B. Alben, Senior Vice
                                            President, Legal and Business
                                            Affairs

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated below on the 6th day of January, 2000.

               Signature                                           Title
             -------------                                       ---------

 *                                       Chief Executive Officer and Chairman of the Board
---------------------------------------  (Principal Executive Officer)
Naveen Jain

 *                                       Vice President, Acting Chief Financial Officer and Chief
---------------------------------------  Accounting Officer (Principal Financial and Accounting
Tammy D. Halstead                        Officer)

 *                                       Director
---------------------------------------
John E. Cunningham, IV

 *                                       Director
---------------------------------------
Peter L. S. Currie

 *                                       Director
---------------------------------------
Gary C. List

 *                                       Director
---------------------------------------
Rufus W. Lumry, III

 *                                       Director
---------------------------------------
Carl Stork

 *                                       Director
---------------------------------------
Bernee D. L. Strom

*By:     /s/Ellen B. Alben
      -------------------------------
        Attorney-in-Fact

                               INDEX TO EXHIBITS
Exhibit
Number
-------
  5.1    Opinion of Wilson Sonsini Goodrich & Rosati.
 23.1    Consent of Deloitte & Touche LLP, independent auditors.
 23.2    Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibit 5.1).
 24.1*   Power of Attorney.

________________
*Incorporated by reference to registration statement on Form S-3 (file number
 333-93167).